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                                                                EXHIBIT 99.B4(a)


                               RECEIPT FOR SHARES


NUMBER                                             SHARES OF BENEFICIAL INTEREST

                      Prudential-Bache Equity Income Fund
     An Unincorporated Business Trust Under the Laws of the Commonwealth of
                                 Massachusetts

Account No. ALPHA CODE
                                                               CUSIP  743916 108

THIS IS TO EVIDENCE THAT

Is the owner of
               FULLY-PAID AND ASSESSABLE SHARES OF BENEFICIAL INTEREST, PAR VALUE OF $.01 EACH OF THE

                      PRUDENTIAL-BACHE EQUITY INCOME FUND
hereafter called the "Trust", transferable on the books of the Trust by the owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
          This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Declaration of Trust and By-Laws of the Trust and all amendments thereof, copies of which are on file with the Secretary of the Commonwealth of Massachusetts and at the office of the Trust, to all of which the holder, by acceptance hereof assents.
          This Certificate is not valid unless countersigned by the Transfer Agent.
          IN WITNESS WHEREOF, the Trust has caused this Certificate to be signed in its name by its proper officers and to be sealed with the Seal of the Trust.

         Dated:


[SEAL]                /s/ [illegible]          /s/ [illegible]
                      Secretary                President
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          The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM        - as tenants in common                UNIF GIFT MIN ACT - ......Custodian
TEN ENT..      - as tenants by the entireties                            (Cast)          (Minor)
JT TEN...      - as joint tenants with right                         under Uniform Gifts to Minors Act
                 of survivorship and not as                          ................
                 tenants in common                                       (State)
                   Additional abbreviations may also be used though not in the above list.

   For value received,.. . . . . . . hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

____________________________________

 ................................................................................
    Please print or typewrite name and address including postal zip code of assignee

 ................................................................................

 ................................................................................

 ................................................................................

Shares of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint.......................................

 ................................................................................
Attorney to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.

Dated:..............

                                        ........................................

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatsoever.

______________________________________________________________________________

    THIS SPACE MUST NOT BE COVERED IN ANY WAY